           NUMBER               [LOGO]                SHARES

            FW

  SERIES B COMMON STOCK      FIRSTWORLD-TM-     SERIES B COMMON STOCK
                             COMMUNICATIONS
INCORPORATED UNDER THE LAWS                        SEE REVERSE FOR
 OF THE STATE OF DELAWARE                        CERTAIN DEFINITIONS


This Certifies that


                               SPECIMEN


is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF SERIES B COMMON STOCK, $.0001 PAR
                          VALUE PER SHARE, OF


  ------------------                                 -----------------------
-------------------- FIRSTWORLD COMMUNICATIONS, INC. -------------------------
  ------------------                                 -----------------------

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

     Dated:

/s/ Dennis M. Mulroy           SEAL          /s/ Donald L. Sturm
       SECRETARY                                     CHAIRMAN


COUNTERSIGNED AND REGISTERED:
  NORWEST BANK MINNESOTA, N.A.
    TRANSFER AGENT AND REGISTRAR

BY /s/ [ILLEGIBLE]

      AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - ____________ Custodian ___________
TEN ENT - as tenants by the entireties                              (Cust)                (Minor)
JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
          survivorship and not as tenants                        Act ______________________________
          in common                                                            (State)
                                             UNIF TRF MIN ACT  - _______ Custodian (until age _____)
                                                                 (Cust)
                                                                 __________ under Uniform Transfers
                                                                  (Minor)
                                                                 to Minors Act ____________________
                                                                                     (State)


   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                       Shares
----------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                      Attorney
---------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________


                                           X _________________________________


                                           X _________________________________
                                             THE SIGNATURE(S) TO THIS
                                             ASSIGNMENT MUST CORRESPOND WITH
                                             THE NAME(S) AS WRITTEN UPON THE
                                     NOTICE: FACE OF THIS CERTIFICATE IN
                                             EVERY PARTICULAR, WITHOUT
                                             ALTERATION OR ENLARGEMENT OR ANY
                                             CHANGE WHATEVER.

Signature(s) Guaranteed

By _______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 178d-15.